Exhibit 24

Powers of Attorney.

  POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 2001.

/s/ Alan L. Ockene
Alan L. Ockene

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 2001.

/s/ Dr. Paul Craig Roberts
Dr. Paul Craig Roberts

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 2001.

/s/ Rene C. Rombouts
Rene C. Rombouts

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 2001.

/s/ Dr. Peggy Gordon Elliott
Dr. Peggy Gordon Elliott

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 2001.

/s/ Willard R. Holland
Willard R. Holland

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 2001

/s/ James A. Karman
James A. Karman

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November, 2001.

/s/ James S. Marlen
James S. Marlen

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 2001.

/s/ John B. Yasinsky
John B. Yasinsky

POWER OF ATTORNEY

        The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Corporation's fiscal year ended August 31, 2001, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 2001.

/s/ Joseph M. Gingo
Joseph M. Gingo